United
                    New Concepts
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1998

This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1998

Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. From every area of Waddell & Reed, including your personal financial advisor, our goal has been to provide the best service possible to our shareholders.

While it is impossible to predict the future direction of the markets, there are some basic principles that we stand by that can help investors achieve their objectives:

 . Develop a financial plan that helps you pinpoint your financial objectives, and identify specific strategies for turning your dreams into reality. There is no better way to plan for your future.
 . Invest on a regular basis.  It can be one of the best ways to invest long term and provide a hedge against market volatility.
 . Adopt a long-term view to take advantage of compounding. The key to successful investing is time, not timing. The power of compounding is awesome and, on a long-term basis, can overwhelm any nuances of timing.
 . Review your financial plan regularly. Financial planning is an ongoing process that requires periodic review.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Our locally based financial advisors are ready to assist you with your total financial plan to help you plan for your retirement, to help you meet your education funding goals or to achieve other financial objectives.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in new &      OBJECTIVE:   Growth of capital.
emerging companies
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of
Securities                              relatively new or
                                        unseasoned companies,
Cash Reserves                           companies in their early stages of
                                        development or smaller companies in new
                                        or emerging industries.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the New Concepts Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Six Months Ended September 30, 1998
(Restated to reflect the 100% stock
dividend effected June 26, 1998.)
-------------------------------------------

NET ASSET VALUE ON
  9/30/98                           $ 8.24
  3/31/98                             9.24
                                    ------
CHANGE PER SHARE                    $(1.00)
                                    ======

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                    Average Annual Total Return
                                    ---------------------------
                                        With          Without
Period                               Sales Load*   Sales Load**
------                               -----------   ------------
 1-year period ended 9-30-98            -1.94%          4.04%
 5-year period ended 9-30-98            12.83%         14.17%
10-year period ended 9-30-98            15.72%         16.41%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1998, United New Concepts Fund, Inc. had net assets totaling $724,590,486 invested in a diversified portfolio of:

   70.70%  Common Stocks
   29.30%  Cash and Cash Equivalents

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on September 30, 1998, your Fund owned:

 $38.88  Services Stocks
  29.30  Cash and Cash Equivalents
  13.64  Manufacturing Stocks
   8.65  Transportation, Communication, Electric
           and Sanitary Services Stocks
   8.04  Wholesale and Retail Trade Stocks
   1.49  Finance, Insurance and Real Estate Stocks

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1998


                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations - 1.97%
 O'Reilly Automotive, Inc.*  .............   395,000 $ 14,269,375

Building Materials and Garden Supplies - 0.69%
 Fastenal Company  .......................   200,000    4,975,000

Business Services - 16.44%
 America Online, Inc.*  ..................   300,000   33,375,000
 CKS Group, Inc.*  .......................   500,000    8,750,000
 Carreker-Antinori, Inc.  ................   330,000    1,660,313
 Concord EFS, Inc.*  .....................   569,530   14,629,802
 ENVOY Corporation*  .....................   600,000   12,975,000
 FactSet Research Systems, Inc.*  ........   300,000    9,506,250
 FORE Systems, Inc.*  ....................   500,000    8,312,500
 Getty Images, Inc.*  ....................   150,000    2,559,375
 MemberWorks Incorporated*  ..............   275,000    4,245,312
 Parametric Technology Corporation*  .....   600,000    6,056,250
 QuickResponse Services, Inc.*  ..........   200,000    6,400,000
 Shared Medical Systems Corporation  .....   200,000   10,637,500
   Total .................................            119,107,302

Communication - 8.65%
 COLT Telecom Group plc, ADR*  ...........   460,000   15,525,000
 Intermedia Communications of Florida, Inc.* 300,000    7,359,375
 Paging Network, Inc.*  .................. 1,200,000    7,331,250
 Qwest Communications International Inc.*    349,830   10,910,323
 SkyTel Communications, Inc.*  ...........   500,000    8,984,375
 Western Wireless Corporation, Class A*  .   700,000   12,556,250
   Total .................................             62,666,573

Engineering and Management Services - 4.12%
 Incyte Pharmaceuticals, Inc.*  ..........   640,000 $ 13,520,000
 MAXIMUS, Inc.*  .........................   400,000   12,200,000
 Transition Systems, Inc.*  ..............   500,000    4,156,250
   Total .................................             29,876,250


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 2.30%
 American Italian Pasta Company, Class A*    351,000    9,213,750
 Tootsie Roll Industries, Inc.  ..........   212,180    7,479,345
   Total .................................             16,693,095

Furniture and Home Furnishings Stores - 1.18%
 Williams-Sonoma, Inc.*  .................   400,000    8,525,000

Health Services - 2.43%
 American Healthcorp, Inc.*  .............   664,000    5,415,750
 Amsurg Corp., Class A  ..................   771,657    5,353,370
 Concentra Managed Care, Inc.*  ..........   872,100    6,840,534
   Total .................................             17,609,654

Industrial Machinery and Equipment - 1.02%
 Cisco Systems, Inc.*  ...................   120,000    7,421,250

Instruments and Related Products - 2.37%
 Bionx Implants, Inc.*  ..................   205,000    2,101,250
 Innovasive Devices, Inc.*  ..............   155,000      794,375
 Lunar Corporation*  .....................   278,800    2,997,100
 STERIS Corporation*  ....................   400,000   11,312,500
   Total .................................             17,205,225

Miscellaneous Manufacturing Industries - 2.65%
 Blyth Industries, Inc.*  ................   500,000   13,718,750
 Racing Champions Corporation*  ..........   500,000    5,515,625
   Total .................................             19,234,375

Miscellaneous Retail - 1.16%
 MSC Industrial Direct Co., Inc.* ........   421,100    8,422,000

Paper and Allied Products - 0.66%
 IVEX Packaging Corporation*  ............   330,000    4,785,000

Personal Services - 0.81%
 Loewen Group Inc. (The)  ................   400,000 $  5,900,000


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Prepackaged Software - 15.08%
 BMC Software, Inc.*  ....................   400,000   24,012,500
 Cerner Corporation*  ....................   600,000   16,031,250
 Citrix Systems, Inc.*  ..................   300,000   21,337,500
 Dendrite International, Inc.*  ..........   600,000   14,250,000
 Intuit Inc.*  ...........................   400,000   18,600,000
 Learning Company, Inc. (The)*  ..........   400,000    7,925,000
 Transaction Systems Architects, Inc.,
   Class A* ..............................   200,000    7,081,250
   Total .................................            109,237,500

Printing and Publishing - 0.13%
 IDG Books Worldwide, Inc., Class A*  ....    89,000      973,438

Real Estate - 1.49%
 Stewart Enterprises, Inc., Class A  .....   644,500   10,795,375

Stone, Clay and Glass Products - 2.40%
 Department 56, Inc.*  ...................   200,000    5,400,000
 Gentex Corporation*  ....................   800,000   12,000,000
   Total .................................             17,400,000

Transportation Equipment - 2.11%
 Harley-Davidson, Inc.  ..................   520,000   15,275,000

Wholesale Trade -- Durable Goods - 1.95%
 OmniCare, Inc.  .........................   400,000   14,100,000

Wholesale Trade -- Nondurable Goods - 1.09%
 NCS Healthcare, Inc., Class A*  .........   447,500    7,859,219

TOTAL COMMON STOCKS - 70.70%                         $512,330,631
 (Cost: $385,200,706)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.96%
 Monsanto Company,
   5.5%, 10-21-98 ........................   $ 7,000    6,978,611


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Communication - 5.11%
 Bell Atlantic Network Funding Corp.,
   5.5%, 10-5-98 .........................   $19,000 $ 18,988,389
 GTE Corporation:
   5.55%, 10-8-98 ........................     5,100    5,094,496
   5.33%, 10-26-98 .......................    13,000   12,951,882
   Total .................................             37,034,767

 Depository Institutions - 2.75%
 Deutsche Bank Financial Inc.,
   5.51%, 10-16-98 .......................    20,000   19,954,083

 Electric, Gas and Sanitary Services - 1.67%
 Western Resources, Inc.,
   5.66%, 10-20-98 .......................    12,100   12,063,855

 Engineering and Management Services - 1.56%
 Halliburton Co.,
   5.5%, 1-16-98 .........................    11,300   11,274,104

 Fabricated Metal Products - 0.02%
 Danaher Corporation,
   5.3438%, Master Note ..................       164      164,000

 Food and Kindred Products - 2.76%
 General Mills, Inc.,
   5.1988%, Master Note ..................        34       34,000
 McCormick & Co., Inc.,
   5.5%, 10-15-98 ........................    20,000   19,957,222
   Total .................................             19,991,222

 General Merchandise Stores - 2.82%
 May Department Stores Co.,
   5.5%, 10-26-98 ........................    20,500   20,421,702

 Instruments and Related Products - 1.38%
 Baxter International Inc.,
   5.55%, 10-7-98 ........................    10,000    9,990,750


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 3.60%
 Associates Financial Services Co. of Puerto
   Rico Inc. (Associates Corporation of North
   America, Guarantor),
   5.5%, 10-8-98 .........................   $11,400 $ 11,387,808
 Caterpillar Financial Services Corp.,
   5.48%, 10-14-98 .......................    11,100   11,078,034
 Whirlpool Corp.,
   6.0%, 10-1-98 .........................     3,585    3,585,000
   Total .................................             26,050,842

 Primary Metal Industries - 0.27%
 Aluminum Company of America,
   5.51%, 10-30-98 .......................     2,000    1,991,123

 Security and Commodity Brokers - 2.38%
 Merrill Lynch & Co., Inc.,
   5.52%, 10-14-98 .......................    17,300   17,265,516

 Textile Mill Products - 0.27%
 Sara Lee Corporation,
   5.1938%, Master Note ..................     1,930    1,930,000

 Tobacco Products - 1.72%
 B.A.T. Capital Corp.,
   5.6%, 10-27-98 ........................    12,500   12,449,445

 Transportation Equipment - 0.71%
 Echlin Inc.,
   5.7%, 10-26-98 ........................     5,170    5,149,536

 Wholesale Trade -- Durable Goods - 0.88%
 Motorola, Inc.,
   5.48%, 10-6-98 ........................     6,410    6,405,121

 Wholesale Trade -- Nondurable Goods - 0.18%
 McKesson Corp.,
   5.65%, 10-2-98 ........................     1,285    1,284,798

Total Commercial Paper - 29.04%                       210,399,475

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.69%
 Nondepository Institutions
 Western Financial Bank FSB (Federal Home Loan
   Bank of San Francisco),
   5.55%, 10-2-98 ........................     5,000    4,999,229

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1998

                                                            Value

TOTAL SHORT-TERM SECURITIES - 29.73%                 $215,398,704
 (Cost: $215,398,704)

TOTAL INVESTMENT SECURITIES - 100.43%                $727,729,335
 (Cost: $600,599,410)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.43%)    (3,138,849)

NET ASSETS - 100.00%                                 $724,590,486


Notes To Schedule of Investments

*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $727,729
 Cash   ............................................            1
 Receivables:
   Investment securities sold.......................        4,094
   Fund shares sold ................................          852
   Dividends and interest ..........................           60
 Prepaid insurance premium  ........................           14
                                                         --------
    Total assets  ..................................      732,750
                                                         --------
Liabilities
 Payable for investment securities purchased .......        6,688
 Payable to Fund shareholders  .....................        1,106
 Accrued service fee (Note 2)  .....................          168
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          160
 Accrued management fee (Note 2)  ..................           15
 Accrued accounting services fee (Note 2)  .........            6
 Accrued distribution fee (Note 2)  ................            2
 Other  ............................................           15
                                                         --------
    Total liabilities  .............................        8,160
                                                         --------
      Total net assets .............................     $724,590
                                                         ========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 87,959
   Additional paid-in capital ......................      389,804
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................          154
   Accumulated undistributed net realized gain
    on investment transactions  ....................      119,543
   Net unrealized appreciation in value of
    investments  ...................................      127,130
                                                         --------
    Net assets applicable to outstanding units
      of capital ...................................     $724,590
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $8.24
 Class Y  ..........................................        $8.26
Capital shares outstanding
 Class A  ..........................................       86,902
 Class Y  ..........................................        1,057
Capital shares authorized ..........................      300,000


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Loss
 Income (Note 1B):
   Interest and amortization .......................      $ 4,748
   Dividends .......................................          214
                                                         --------
    Total income  ..................................        4,962
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        2,983
   Service fee - Class A ...........................        1,056
   Transfer agency and dividend disbursing - Class A          910
   Accounting services fee .........................           41
   Custodian fees ..................................           23
   Distribution fee - Class A ......................           18
   Audit fees ......................................           10
   Shareholder servicing - Class Y .................            9
   Legal fees ......................................            5
   Other ...........................................          130
                                                         --------
    Total expenses  ................................        5,185
                                                         --------
      Net investment loss ..........................         (223)
                                                         --------

Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................       55,577
 Unrealized depreciation in value of investments
   during the period ...............................     (141,623)
                                                         --------
   Net loss on investments .........................      (86,046)
                                                         --------
    Net decrease in net assets resulting from
      operations ...................................     $(86,269)
                                                         ========


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1998         1998
Increase (Decrease) in Net Assets       ------------   ------------
 Operations:
   Net investment income (loss) .....       $   (223)    $      414
   Realized net gain on investments .         55,577         81,941
   Unrealized appreciation
    (depreciation)  .................       (141,623)      192,525
                                            --------      ---------
    Net increase (decrease) in net assets
      resulting from operations .....        (86,269)      274,880
                                            --------      ---------
 Distributions to shareholders from (Note 1D):*
   Net investment income:
    Class A  ........................            ---           (750)
    Class Y  ........................            ---            (39)
   Realized gains on
    securities transactions:
    Class A  ........................            ---        (63,226)
    Class Y  ........................            ---           (969)
                                            --------      ---------
                                                 ---        (64,984)
                                            --------      ---------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (34,347,943 and 69,999,164
      shares, respectively) .........        319,313      1,127,590
    Class Y (112,417 and 166,671
      shares, respectively) .........          1,026          2,765
   Proceeds from reinvestment of dividend
    and/or capital gains distribution:
    Class A (0 and 4,237,797
      shares, respectively) .........            ---         63,567
    Class Y (0 and 67,193
      shares, respectively) .........            ---          1,008
   Payments for shares redeemed:
    Class A (31,796,477 and 68,937,977
      shares, respectively)..........       (297,444)    (1,120,136)
    Class Y (191,907 and 243,230
      shares, respectively) .........         (1,737)        (3,950)
                                            --------      ---------
    Net increase in net assets resulting
      from capital share transactions         21,158         70,844
                                            --------      ---------
      Total increase (decrease) .....        (65,111)       280,740
Net Assets
 Beginning of period ............ ...        789,701        508,961
                                            --------      ---------
 End of period, including undistributed
   net investment income of $154
   and $377, respectively............       $724,590      $ 789,701
                                            ========      =========
                 *See "Financial Highlights" on pages 14 - 15.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9/30/98    1998   1997    1996   1995    1994
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $9.24   $6.80  $7.73   $6.13  $5.47   $4.85
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.00)   0.01   0.03    0.02   0.02   (0.00)
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (1.00)   3.29  (0.64)   1.81   1.06    0.74
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......  (1.00)   3.30  (0.61)   1.83   1.08    0.74
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.01) (0.03)  (0.02) (0.01)  (0.00)
 From capital gains   (0.00)  (0.85) (0.29)  (0.21) (0.41)  (0.12)
                      -----   -----  -----   -----  -----   -----
Total distributions.  (0.00)  (0.86) (0.32)  (0.23) (0.42)  (0.12)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $8.24   $9.24  $6.80   $7.73  $6.13   $5.47
                      =====   =====  =====   =====  =====   =====
Total return**...... -10.82%  51.44% -8.38%  30.18% 20.50%  15.21%
Net assets, end
 of period (in
 millions) .........   $716    $779   $501    $492   $304    $221
Ratio of expenses
 to average net
 assets  ...........   1.29%***1.25%  1.27%   1.19%  1.24%   1.19%
Ratio of net investment
 income to average
 net assets  .......  -0.06%***0.06%  0.39%   0.29%  0.30%  -0.11%
Portfolio turnover
 rate  .............  16.41%  38.51% 38.82%  27.75% 44.01%  55.23%

  *Per-share and share amounts have been adjusted retroactively to reflect the
   100% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                    For the For the fiscal        For the
                        six   year ended           period
                     months    March 31,          from 9/6/95**
                      ended --------------        through
                    9/30/98    1998   1997        3/31/96
                    -------  ------ ------        --------
Net asset value,
 beginning of period  $9.25   $6.80  $7.74          $7.57
                      -----   -----  -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.01    0.03   0.05           0.02
 Net realized and
   unrealized gain (loss)
   on investments...  (1.00)   3.30  (0.65)          0.38
                      -----   -----  -----          -----
Total from investment
 operations ........  (0.99)   3.33  (0.60)          0.40
                      -----   -----  -----          -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.03) (0.05)         (0.02)
 From capital gains   (0.00)  (0.85) (0.29)         (0.21)
                      -----   -----  -----          -----
Total distributions.  (0.00)  (0.88) (0.34)         (0.23)
                      -----   -----  -----          -----
Net asset value,
 end of period .....  $8.26   $9.25  $6.80          $7.74
                      =====   =====  =====          =====
Total return ....... -10.66%  51.83% -8.12%          5.44%
Net assets, end of
 period (in
 millions)  ........     $9     $11     $8             $7
Ratio of expenses
 to average net
 assets ............   0.96%***0.96%  0.97%          0.96%***
Ratio of net
 investment income
 to average net
 assets ............   0.27%***0.35%  0.69%          0.54%***
Portfolio
 turnover rate .....  16.41%  38.51% 38.82%         27.75%***

  *Per-share and share amounts have been adjusted retroactively to reflect the
   100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of
                                       18
combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                     Accounting Services Fee
                Average
            Net Asset Level                  Annual Fee
       (all dollars in millions)        Rate for Each Level
       -------------------------        -------------------
          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,403,130, out of which W&R paid sales commissions of $1,397,819 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $13,478, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $101,231,125 while proceeds from maturities and sales aggregated $140,096,082. Purchases of short-term securities aggregated $1,370,945,693 while proceeds from maturities and sales aggregated $1,310,151,397. No U.S. Government securities were bought or sold during the period ended September 30, 1998.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $600,599,410, resulting in net unrealized appreciation of $127,129,925, of which $184,188,986 related to appreciated securities and $57,059,061 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $81,941,223 during the year ended March 31, 1998, of which a portion was paid to shareholders during the period ended March 31, 1998. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     On July 18, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Note 6 -- Stock Dividend

     The Fund's Board of Directors approved on February 11, 1998 a stock dividend of 100% effected on June 26, 1998. Authorized shares of the Fund were accordingly increased by 100,000,000 shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United New Concepts Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the fiscal year ended March 31, 1998, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Mark G. Seferovich, Vice President


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.


FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

NUR1012SA(9-98)

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